UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): January 11, 2005


                      AMERICAN MILLENNIUM CORPORATION, INC.
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-10841                 85-0273340
 ---------------------------       ----------------------    ------------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


           110 North Rubey Drive, Suite 100A, Golden, CO       80403
           ---------------------------------------------      --------
           (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (303) 279-2002
                                                           --------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)  Not applicable.

(b) On January 11, 2005, American Millennium Corporation, Inc. (the "Corporation") received a letter from Andy Cauthen stating that he is resigning from the Board of Directors of the Corporation.

(c)  Not applicable.

(d)  Not applicable.



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 12, 2005                   AMERICAN MILLENNIUM CORPORATION, INC.



                                      By:  /s/ Bruce R. Bacon
                                           -----------------------------------
                                           Bruce R. Bacon
                                           President